UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2009

BrandPartners Group Inc.
     (Exact name of Company as specified in its charter)

Delaware	0-16530	13-3236325
(State or Other Jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification)
of Incorporation)

10 Main Street, Rochester, NH 03839
 (Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (800) 732-3999

N/A
(Former name or former address, if changed since last report)

☐           Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth under Item 8.01, is incorporated by reference into this Item 3.02.

Item 8.01 Other Events.

On May 12, 2008 the Company entered into a Consulting Agreement with Brand Capitalist LLC (“Brand Capitalist”) for general business consulting through January 31, 2009 (the “Consulting Agreement”).  As a part of the consideration under the Consulting Agreement, the Company agreed to issue a warrant to Brand Capitalist or its assignee to purchase 1,500,000 shares of the Company’s common stock at $0.25 a share (the “Warrant”).  The term of the Warrant expires May 12, 2011.  In accordance with the terms of the Consulting Agreement, on February 12, 2009 the Company issued the Warrant to Brand Capitalist.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.                      Description

10.1                            Form of Warrant issued to Brand Capitalist LLC on February 12, 2009

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRANDPARTNERS GROUP INC.

Date: February 17, 2009	By:	/s/ James F. Brooks
James F. Brooks, Chairman, President and Chief Executive Officer